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                                                                      EXHIBIT 24

                       WILLIAMS HOLDING OF DELAWARE, INC.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that each of the undersigned individuals, in their capacity as a director or officer, or both, as hereinafter set forth below their signature, of WILLIAMS HOLDING OF DELAWARE, INC., a Delaware corporation ("WHD"), does hereby constitute and appoint WILLIAM G. VON GLAHN, SHAWNA L. GEHRES AND REBECCA H. HILBORNE their true and lawful attorneys and each of them (with full power to act without the other) their true and lawful attorneys for them and in their name and in their capacity as a director or officer, or both, of WHD, as hereinafter set forth below their signature, to sign WHD's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 1998, and any and all amendments thereto or all instruments necessary or incidental in connection therewith; and

         THAT the undersigned WHD does hereby constitute and appoint WILLIAM G. VON GLAHN, SHAWNA L. GEHRES AND REBECCA H. HILBORNE its true and lawful attorneys and each of them (with full power to act without the other) its true and lawful attorney for it and in its name and on its behalf to sign said Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith.

         Each of said attorneys shall have full power of substitution and resubstitution, and said attorneys or any of them or any substitute appointed by any of them hereunder shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully to all intents and purposes as each of the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys or any of them or of any such substitute pursuant hereto.

         IN WITNESS WHEREOF, the undersigned have executed this instrument, all as of the 11th day of March, 1999.


       /s/ Keith E. Bailey                       /s/ Jack S. McCarthy
       -------------------                       --------------------
         Keith E. Bailey                           Jack D. McCarthy
      Chairman of the Board                      Senior Vice President
    President, Chief Executive                       and Director
       Officer, and Director                  (Principal Financial Officer)
  (Principal Executive Officer)



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                                 /s/ Gary R. Belitz
                                 ------------------
                                   Gary R. Belitz
                                     Controller
                            (Principal Accounting Officer)



     /s/ John C. Bumgarner, Jr.                      /s/ Steven J. Malcolm
     --------------------------                      ---------------------
       John C. Bumgarner, Jr.                          Steven J. Malcolm
             Director                                        Director



                                 /s/ Howard E. Janzen
                                 --------------------
                                   Howard E. Janzen
                                       Director



                                           WILLIAMS HOLDING OF DELAWARE, INC.



                                              By  /s/ William G. von Glahn
                                                  ------------------------
                                                      William G. von Glahn
                                                     Senior Vice President

ATTEST:


         /s/ Shawna L. Gehres
         --------------------
           Shawna L. Gehres
              Secretary


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                       WILLIAMS HOLDINGS OF DELAWARE, INC.


         I, the undersigned, Shawna L. Gehres, Secretary of WILLIAMS HOLDINGS OF DELAWARE, INC., a Delaware company (hereinafter called the "Company"), do hereby certify that pursuant to Section 141(f) of the General Corporation Law of Delaware, the Board of Directors of this Corporation unanimously consented, as of March 11, 1999, to the following:

                  RESOLVED that the Chairman of the Board, the President or any Vice President of the Company be, and each of them hereby is, authorized and empowered to execute a Power of Attorney for use in connection with the execution and filing, for and on behalf of the Company, under the Securities Exchange Act of 1934, of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998.

         I further certify that the foregoing resolution has not been modified, revoked or rescinded and is in full force and effect.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed the corporate seal of WILLIAMS HOLDINGS OF DELAWARE, INC. this 11th day of March 1999.




                                                        /s/ Shawna L. Gehres
                                                        --------------------
                                                           Shawna L. Gehres
                                                               Secretary






[CORPORATE SEAL]